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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 26, 1996, included in Oncor, Inc.'s Form 10-K for the year ended December 31, 1995, and to all references to our Firm included in this registration statement.



                                               /s/ ARTHUR ANDERSEN LLP
                                               ------------------------
                                               ARTHUR ANDERSEN LLP

Washington, D.C.
  February 26, 1997